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EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER

FISCAL YEAR 2020 RESULTS

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RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from
in millions, except per share amounts	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Asset management and related administrative fees	$865	$783	$879	$924	$955	10%	3%
Brokerage revenues:
Securities commissions	388	349	358	355	363	(6)%	2%
Principal transactions	76	93	93	95	97	28%	2%
Total brokerage revenues	464	442	451	450	460	(1)%	2%
Account and service fees	185	191	183	179	178	(4)%	(1)%
Investment banking	137	163	139	157	141	3%	(10)%
Interest income	316	324	321	320	297	(6)%	(7)%
Other	37	31	27	55	29	(22)%	(47)%
Total revenues	2,004	1,934	2,000	2,085	2,060	3%	(1)%
Interest expense	(73)	(75)	(73)	(62)	(51)	(30)%	(18)%
Net revenues	1,931	1,859	1,927	2,023	2,009	4%	(1)%
Non-interest expenses:
Compensation, commissions and benefits	1,265	1,225	1,277	1,320	1,351	7%	2%
Non-compensation expenses:
Communications and information processing	92	94	92	95	94	2%	(1)%
Occupancy and equipment	51	53	55	59	57	12%	(3)%
Business development	43	41	57	53	44	2%	(17)%
Investment sub-advisory fees	24	22	24	24	26	8%	8%
Professional fees	22	17	22	24	21	(5)%	(13)%
Bank loan loss provision/(benefit)	16	5	(5)	6	(2)	NM	NM
Acquisition and disposition-related expenses (1)	15	—	—	—	—	(100)%	—
Other (2) (3)	71	55	63	88	59	(17)%	(33)%
Total non-compensation expenses	334	287	308	349	299	(10)%	(14)%
Total non-interest expenses	1,599	1,512	1,585	1,669	1,650	3%	(1)%
Pre-tax income	332	347	342	354	359	8%	1%
Provision for income taxes	83	86	83	89	91	10%	2%
Net income	$249	$261	$259	$265	$268	8%	1%

Earnings per common share – basic (4)	$1.73	$1.85	$1.84	$1.90	$1.93	12%	2%
Earnings per common share – diluted (4)	$1.69	$1.81	$1.80	$1.86	$1.89	12%	2%
Weighted-average common shares outstanding – basic	144.2	140.8	140.4	138.6	138.3	(4)%	—
Weighted-average common and common equivalent shares outstanding – diluted	147.3	143.9	143.6	141.8	141.5	(4)%	—

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Selected Key Metrics (Unaudited)

	As of						% change from
Total company ($ in millions, except per share amounts)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019		December 31, 2018	September 30, 2019
Total assets	$38,544	$38,176	$38,677	$38,830	$40,154		4%	3%
Total equity attributable to Raymond James Financial, Inc.	$6,143	$6,366	$6,502	$6,581	$6,842		11%	4%
Book value per share (5)	$43.69	$45.34	$46.54	$47.76	$49.26		13%	3%
Tangible book value per share (5) (6)	$39.43	$41.10	$42.18	$43.53	$45.10		14%	4%

Capital ratios:
Tier 1 capital	23.6%	24.3%	24.2%	24.8%	24.8%	(7)
Total capital	24.7%	25.3%	25.2%	25.8%	25.7%	(7)
Tier 1 leverage	14.6%	15.1%	15.7%	15.7%	15.8%	(7)

	Three months ended						% change from
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019		December 31, 2018	September 30, 2019
Adjusted pre-tax income (6)	$347	NA	NA	$373	NA		3%	(4)%
Adjusted net income (6)	$264	NA	NA	$284	NA		2%	(6)%
Adjusted earnings per common share - basic (4) (6)	$1.83	NA	NA	$2.04	NA		5%	(5)%
Adjusted earnings per common share - diluted (4) (6)	$1.79	NA	NA	$2.00	NA		6%	(6)%
Return on equity (8)	15.9%	16.7%	16.1%	16.2%	16.0%
Adjusted return on equity (6) (8)	16.9%	NA	NA	17.3%	NA
Return on tangible common equity (6) (8)	17.6%	18.5%	17.8%	17.8%	17.5%
Adjusted return on tangible common equity (6) (8)	18.7%	NA	NA	19.1%	NA
Pre-tax margin (9)	17.2%	18.7%	17.7%	17.5%	17.9%
Adjusted pre-tax margin (6) (9)	18.0%	NA	NA	18.4%	NA
Total compensation ratio (10)	65.5%	65.9%	66.3%	65.2%	67.2%
Effective tax rate	25.2%	25.4%	24.4%	25.1%	25.3%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Selected Key Metrics (Unaudited)

	As of					% change from
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Client asset metrics ($ in billions):
Client assets under administration	$725.4	$796.0	$824.2	$838.3	$896.0	24%	7%
Private Client Group assets under administration	$690.7	$760.0	$787.4	$798.4	$855.2	24%	7%
Private Client Group assets in fee-based accounts	$338.8	$378.4	$398.0	$409.1	$444.2	31%	9%
Financial assets under management	$126.5	$138.5	$143.1	$143.1	$151.7	20%	6%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (11)
Raymond James Bank	$21,138	$21,023	$21,600	$21,649	$21,891	4%	1%
Third-party banks	18,320	14,343	14,425	14,043	15,061	(18)%	7%
Subtotal RJBDP	39,458	35,366	36,025	35,692	36,952	(6)%	4%
Money market funds (12)	4,436	4,001	—	—	—	(100)%	—
Client Interest Program	2,935	2,349	2,130	2,022	2,528	(14)%	25%
Total clients’ domestic cash sweep balances	$46,829	$41,716	$38,155	$37,714	$39,480	(16)%	5%
Average yield on RJBDP - third-party banks (13)	1.74%	2.00%	1.95%	1.83%	1.64%	(6)%	(10)%

Private Client Group financial advisors:
Employees	3,166	3,192	3,228	3,301	3,331	5%	1%
Independent contractors	4,649	4,670	4,676	4,710	4,729	2%	—
Total advisors	7,815	7,862	7,904	8,011	8,060	3%	1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Asset management and related administrative fees	$707	$638	$718	$757	$782	11%	3%
Brokerage revenues:
Mutual and other fund products	157	145	147	150	144	(8)%	(4)%
Insurance and annuity products	104	99	105	104	101	(3)%	(3)%
Equities, ETFs, and fixed income products	103	94	94	87	102	(1)%	17%
Total brokerage revenues	364	338	346	341	347	(5)%	2%
Account and service fees:
Mutual fund and annuity service fees	83	82	85	84	90	8%	7%
RJBDP fees: (11)
Third-party banks	68	80	67	65	58	(15)%	(11)%
Raymond James Bank	41	42	44	46	47	15%	2%
Client account and other fees	33	27	32	30	29	(12)%	(3)%
Total account and service fees	225	231	228	225	224	—	—
Investment banking	7	8	10	7	11	57%	57%
Interest income	56	58	56	55	49	(13)%	(11)%
All other	7	9	3	7	9	29%	29%
Total revenues	1,366	1,282	1,361	1,392	1,422	4%	2%
Interest expense	(10)	(11)	(10)	(11)	(8)	(20)%	(27)%
Net revenues	1,356	1,271	1,351	1,381	1,414	4%	2%
Non-interest expenses:
Financial advisor compensation and benefits	803	750	805	832	857	7%	3%
Administrative compensation and benefits	229	234	237	233	247	8%	6%
Total compensation, commissions and benefits	1,032	984	1,042	1,065	1,104	7%	4%
Non-compensation expenses	160	155	169	173	157	(2)%	(9)%
Total non-interest expenses	1,192	1,139	1,211	1,238	1,261	6%	2%
Pre-tax income	$164	$132	$140	$143	$153	(7)%	7%
Pre-tax margin	12.1%	10.4%	10.4%	10.4%	10.8%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Brokerage revenues:
Fixed income	$57	$71	$73	$82	$81	42%	(1)%
Equity	42	32	31	26	34	(19)%	31%
Total brokerage revenues	99	103	104	108	115	16%	6%
Investment banking:
Merger & acquisition and advisory	85	121	80	93	60	(29)%	(35)%
Equity underwriting	27	18	27	28	39	44%	39%
Debt underwriting	17	17	22	29	31	82%	7%
Total investment banking	129	156	129	150	130	1%	(13)%
Interest income	10	9	10	9	8	(20)%	(11)%
Tax credit fund revenues	19	14	16	37	18	(5)%	(51)%
All other	4	3	2	6	3	(25)%	(50)%
Total revenues	261	285	261	310	274	5%	(12)%
Interest expense	(8)	(8)	(10)	(8)	(6)	(25)%	(25)%
Net revenues	253	277	251	302	268	6%	(11)%
Non-interest expenses:
Compensation, commissions and benefits	158	168	160	179	166	5%	(7)%
Non-compensation expenses (1) (2) (3)	83	68	67	90	73	(12)%	(19)%
Total non-interest expenses	241	236	227	269	239	(1)%	(11)%
Pre-tax income	$12	$41	$24	$33	$29	142%	(12)%
Pre-tax margin	4.7%	14.8%	9.6%	10.9%	10.8%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Asset management and related administrative fees
Managed programs	$117	$109	$120	$121	$125	7%	3%
Administration and other	44	40	45	49	51	16%	4%
Total asset management and related administrative fees	161	149	165	170	176	9%	4%
Account and service fees	9	10	8	4	5	(44)%	25%
All other	4	3	4	4	3	(25)%	(25)%
Net revenues	174	162	177	178	184	6%	3%
Non-interest expenses:
Compensation, commissions and benefits	43	45	47	44	45	5%	2%
Non-compensation expenses (2)	67	62	65	65	66	(1)%	2%
Total non-interest expenses	110	107	112	109	111	1%	2%
Pre-tax income	$64	$55	$65	$69	$73	14%	6%
Pre-tax margin	36.8%	34.0%	36.7%	38.8%	39.7%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Interest income	$239	$247	$246	$243	$231	(3)%	(5)%
Interest expense	(42)	(42)	(38)	(33)	(21)	(50)%	(36)%
Net interest income	197	205	208	210	210	7%	—
All other	6	7	7	6	6	—	—
Net revenues	203	212	215	216	216	6%	—
Non-interest expenses:
Compensation and benefits	11	12	13	13	12	9%	(8)%
Non-compensation expenses:
Loan loss provision/(benefit)	16	5	(5)	6	(2)	NM	NM
RJBDP fees to Private Client Group (11)	41	42	44	46	47	15%	2%
All other	25	17	25	20	24	(4)%	20%
Total non-compensation expenses	82	64	64	72	69	(16)%	(4)%
Total non-interest expenses	93	76	77	85	81	(13)%	(5)%
Pre-tax income	$110	$136	$138	$131	$135	23%	3%
Pre-tax margin	54.2%	64.2%	64.2%	60.6%	62.5%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	September 30, 2019
Revenues:
Interest income	$16	$14	$12	$21	$12	(25)%	(43)%
Gains/(losses) on private equity investments	4	2	2	6	(2)	NM	NM
All other	1	3	1	(2)	2	100%	NM
Total revenues	21	19	15	25	12	(43)%	(52)%
Interest expense	(19)	(19)	(19)	(18)	(20)	5%	11%
Net revenues	2	—	(4)	7	(8)	NM	NM
Non-interest expenses (2)	20	17	21	29	23	15%	(21)%
Pre-tax loss	$(18)	$(17)	$(25)	$(22)	$(31)	72%	41%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019		December 31, 2018	September 30, 2019
Total assets	$25,140	$24,925	$25,668	$25,705	$26,469		5%	3%
Total equity	$2,072	$2,136	$2,198	$2,248	$2,300		11%	2%
Bank loans, net	$19,887	$20,135	$20,691	$20,891	$21,296		7%	2%
Allowance for loan losses	$219	$218	$215	$218	$216		(1)%	(1)%
Allowance for loan losses as a % of loans held for investment	1.10%	1.08%	1.03%	1.04%	1.01%
Total nonperforming assets	$52	$61	$56	$46	$41		(21)%	(11)%
Nonperforming assets as a % of total assets	0.21%	0.25%	0.22%	0.18%	0.16%
Total criticized loans	$227	$246	$197	$285	$349		54%	22%
Criticized loans as a % of loans held for investment	1.13%	1.21%	0.95%	1.36%	1.64%

Capital ratios:
Tier 1 capital	12.7%	12.8%	12.8%	13.2%	13.3%	(7)
Total capital	13.9%	14.1%	14.1%	14.5%	14.5%	(7)
Tier 1 leverage	8.5%	8.6%	8.8%	8.8%	8.8%	(7)

	Three months ended						% change from
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019		December 31, 2018	September 30, 2019
Bank loan loss provision/(benefit)	$16	$5	$(5)	$6	$(2)		NM	NM
Net charge-offs/(recoveries)	$(1)	$6	$(1)	$2	$—		100%	(100)%
Net interest margin (net yield on interest-earning banking assets)	3.25%	3.35%	3.37%	3.30%	3.23%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a more meaningful comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP financial measures for those periods which include non-GAAP adjustments.

	Three months ended
$ in millions, except per share amounts	December 31, 2018	September 30, 2019
Net income	$249	$265
Non-GAAP adjustments:
Acquisition and disposition-related expenses (1)	15	—
Goodwill impairment (3)	—	19
Pre-tax impact of non-GAAP adjustments	15	19
Tax effect of non-GAAP adjustments	—	—
Total non-GAAP adjustments, net of tax	15	19
Adjusted net income	$264	$284

Pre-tax income	$332	$354
Pre-tax impact of non-GAAP adjustments (as detailed above)	15	19
Adjusted pre-tax income	$347	$373

Pre-tax margin (9)	17.2%	17.5%
Adjusted pre-tax margin (9)	18.0%	18.4%

Earnings per common share (4)
Basic	$1.73	$1.90
Adjusted basic	$1.83	$2.04
Diluted	$1.69	$1.86
Adjusted diluted	$1.79	$2.00

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Book value per share	As of
$ in millions, except per share amounts	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Total equity attributable to Raymond James Financial, Inc.	$6,143	$6,366	$6,502	$6,581	$6,842
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	633	630	635	611	609
Deferred tax liabilities, net	(34)	(35)	(26)	(28)	(31)
Tangible common equity attributable to Raymond James Financial, Inc.	$5,544	$5,771	$5,893	$5,998	$6,264
Common shares outstanding	140.6	140.4	139.7	137.8	138.9
Book value per share (5)	$43.69	$45.34	$46.54	$47.76	$49.26
Tangible book value per share (5)	$39.43	$41.10	$42.18	$43.53	$45.10

Return on equity	Three months ended
$ in millions	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Average equity (15)	$6,256	$6,255	$6,434	$6,542	$6,712
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (1)	7	NA	NA	—	NA
Goodwill impairment (3)	—	NA	NA	9	NA
Adjusted average equity (15)	$6,263	NA	NA	$6,551	NA

Average equity (15)	$6,256	$6,255	$6,434	$6,542	$6,712
Less:
Average goodwill and identifiable intangible assets, net	636	632	633	623	610
Average deferred tax liabilities, net	(33)	(35)	(31)	(27)	(30)
Average tangible common equity (15)	$5,653	$5,658	$5,832	$5,946	$6,132
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (1)	7	NA	NA	—	NA
Goodwill impairment (3)	—	NA	NA	9	NA
Adjusted average tangible common equity (15)	$5,660	NA	NA	$5,955	NA

Return on equity (8)	15.9%	16.7%	16.1%	16.2%	16.0%
Adjusted return on equity (8)	16.9%	NA	NA	17.3%	NA
Return on tangible common equity (8)	17.6%	18.5%	17.8%	17.8%	17.5%
Adjusted return on tangible common equity (8)	18.7%	NA	NA	19.1%	NA

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Footnotes

1.	The three months ended December 31, 2018 included a loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities.

2.	The offset for the net gain/(loss) attributable to noncontrolling interests is in Other expenses. Prior period results have been conformed to the current presentation.

3.	The three months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

4.
Computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

5.
Computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

6.
These are non-GAAP measures. See the schedules on the previous pages of this document for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended December 31, 2019; therefore, percent changes for earnings-related measures are calculated based on GAAP results for the three months ended December 31, 2019 as compared to non-GAAP results for the three months ended September 30, 2019 and December 31, 2018.

7.	Estimated.

8.
Computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

9.
Computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

10.	Computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

11.
We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

12.	Money market funds were discontinued as a sweep option during the third fiscal quarter of 2019. Balances in those funds were converted to RJBDP or reinvested by the client.

13.	Computed by dividing RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks.

14.
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

15.
Computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.